EXHIBIT 10.1- Consents of Bagell, Josephs & Company, L.L.C

                           BAGELL, JOSEPHS & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 SUITES 400-403
                          200 HADDONFILED-BERLIN ROAD
                          GIBBSBORO, NEW JERSEY 08026

                       (856) 346-2828  FAX (856) 346-2882

August 18, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:     Registration Statement on Form 10-SB

Ladies and Gentlemen:

We hereby consent to the inclusion in the Form 10-SB of INFE-Human Resources, Inc. (the "Company") of our report dated May 20, 2003 on the Company's audited financial statements as of November 30, 2002 and 2001, and for the years then ended. Additionally, we consent to the use of our review report dated August 11, 2003 on the Company's financial statements as of May 31, 2003 and 2002 and for the six month periods then ended.

We hereby consent to all references to our firm.


/s/   Bagell, Josephs & Company, L.L.C.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey